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                                    EXHIBIT A

                             JOINT FILING STATEMENT

         Each of the undersigned agree that (i) the Statement on Schedule 13G relating to the common stock, par value $.0001 per share, of o2wireless Solutions, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13G will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This Agreement may be terminated with respect to the obligations to jointly file future amendments to such Statement on Schedule 13G as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

Dated: February 14, 2001                                 *
                                     -------------------------------------------
                                     Name: Thomas O. Hicks

                                     *By: /s/ DAVID W. KNICKEL
                                          --------------------------------------
                                          David W. Knickel, Attorney-in-Fact


Dated:  February 14, 2001            Stratford Capital Partners, L.P.

                                     By: Stratford Capital GP Associates, L.P.,
                                         Its General Partner

                                     By: Stratford Capital Corporation,
                                         Its General Partner


                                         By: /s/ JOHN FARMER
                                             ----------------------------------
                                             Name:  John Farmer
                                             Title: Managing Director


Dated  February 14, 2001             Stratford Equity Partners, L.P.

                                     By: Stratford Capital GP Associates, L.P.,
                                         Its General Partner

                                     By: Stratford Capital Corporation,
                                         Its General Partner


                                         By: /s/ JOHN FARMER
                                             ----------------------------------
                                             Name:  John Farmer
                                             Title: Managing Director


Dated  February 14, 2001             Stratford Capital GP Associates, L.P.

                                     By: Stratford Capital Corporation,
                                         Its General Partner


                                         By: /s/ JOHN FARMER
                                            ------------------------------------
                                            Name:  John Farmer
                                            Title: Managing Director


Dated:  February 14, 2001            Stratford Capital Corporation


                                     By: /s/ JOHN FARMER
                                         ---------------------------------------
                                         Name:  John Farmer
                                         Title: Managing Director